SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          Date of Report: May 1, 2002
                       (date of earliest event reported)

             Credit Suisse First Boston Mortgage Securities Corp.,
        CSFB Mortgage-Backed Pass-Through Certificates Series 2002-AR13

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  333-77054               13-3320910
-------------------------------    ---------    -------------------------------
(State or Other Jurisdiction of   (Commission   (I.R.S. Employer Identification
       Incorporation)             File Number)                No.)

                               11 Madison Avenue
                            New York, New York 10010
                    (Address of Principal Executive Offices)
            ----------------------------------------------------------
                                   (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13.

     In connection with the offering of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

     The Computational Materials are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

     Information and Exhibits.
     ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORP.


                                   By: /s/ Sharon Joseph
                                       --------------------------------
                                       Name:  Sharon Joseph
                                       Title: Vice President



Dated:  May 2, 2002

Exhibit Index
-------------

Exhibit                                                                  Page
-------                                                                  ----

99.1 Computational Materials



CSFB-2002-AR13-G125-P1 - Price/Yield - VA1

Balance     $177,817,000.00      Delay                 0               Index                 LIBOR_1MO | 1.84
Coupon*     2.19                 Dated                 5/9/2002        Mult / Margin         1 / 0.35
Settle      5/9/2002             First Payment         5/25/2002       Cap / Floor           999 / 0

*COUPON: WILL EQUAL THE LESSER OF (I) LIBOR + THE INDICATED MARGIN, AND (II) THE NET FUNDS CAP
RUN TO THE GROUP V 5% CALL


Price                10 CPR, Call (Y) 15 CPR, Call (Y)    20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
100-00  (Yield)                   2.2                 2.2                 2.2                2.2                2.2
100-00  (Spread)                   35                  35                  35                 35                 35

WAL                              7.25                5.07                3.81               2.99               2.42
Mod Durn                         6.38                4.62                3.55               2.83               2.32
Principal Window     May02 - Apr24    May02 - Sep18       May02 - Nov14       May02 - Apr12      May02 - Jun10
Accrued Interest                    0                   0                   0                  0                  0

LIBOR_1MO                        1.84                1.84                1.84               1.84               1.84
LIBOR_6MO                        2.12                2.12                2.12               2.12               2.12
LIBOR_1YR                       2.634               2.634               2.634              2.634              2.634
CMT_1YR                          2.36                2.36                2.36               2.36               2.36
CMT_3YR                          3.85                3.85                3.85               3.85               3.85


Price                35 CPR, Call (Y) 40 CPR, Call (Y)    45 CPR, Call (Y)    50 CPR, Call (Y)   60 CPR, Call (Y)
100-00  (Yield)                   2.2                 2.2                 2.2                2.2                2.2
100-00  (Spread)                   35                  35                  35                 35                 35

WAL                                 2                1.67                 1.4               1.18               0.86
Mod Durn                         1.93                1.62                1.37               1.16               0.85
Principal Window     May02 - Feb09    May02 - Jan08       May02 - Apr07       May02 - Aug06      May02 - Feb05
Accrued Interest                    0                   0                   0                  0                  0

LIBOR_1MO                        1.84                1.84                1.84               1.84               1.84
LIBOR_6MO                        2.12                2.12                2.12               2.12               2.12
LIBOR_1YR                       2.634               2.634               2.634              2.634              2.634
CMT_1YR                          2.36                2.36                2.36               2.36               2.36
CMT_3YR                          3.85                3.85                3.85               3.85               3.85


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.